UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2014

QUARTET MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36139	46-2596459
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, QUARTET MERGER CORP. (“QUARTET”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING QUARTET’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH PANGAEA LOGISTICS SOLUTIONS LTD. (“PANGAEA”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY QUARTET ON MAY 1, 2014 (THE “ORIGINAL 8-K”). THE EXHIBIT INCLUDED IN THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

Jefferies LLC is providing advisory services in connection with the mergers and will receive a fee in connection therewith. In addition, EarlyBirdCapital, Inc. (“EBC”) acted as managing underwriter of Quartet’s initial public offering (“IPO”) and as Quartet’s investment banker and will receive a fee upon consummation of the merger. Quartet and its directors and executives officers, and Jefferies LLC and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Quartet’s stockholders to be held to approve the mergerS DESCRIBED IN THE ORIGINAL 8-K.

STOCKHOLDERS OF QUARTET AND OTHER INTERESTED PERSONS ARE ADVISED TO READ QUARTET’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, QUARTET’S DEFINITIVE PROXY STATEMENT, AND THE REGISTRATION STATEMENT FILED BY QUARTET’S WHOLLY-OWNED SUBSIDIARY, QUARTET HOLDCO LTD. (“HOLDCO”), IN CONNECTION WITH QUARTET’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS AND REGISTRATION STATEMENT CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ON THE SECURITY HOLDINGS OF QUARTET’S OFFICERS AND DIRECTORS AND THE INTERESTS OF SUCH PERSONS AND OF JEFFERIES LLC AND EBC IN THE SUCCESSFUL CONSUMMATION OF THE MERGERS . SUCH PERSONS CAN ALSO READ QUARTET’S FINAL PROSPECTUS, DATED OCTOBER 28, 2013, AND QUARTET’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, FOR ADDITIONAL INFORMATION. THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT WILL BE MAILED TO SECURITYHOLDERS OF QUARTET AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGERS. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: QUARTET MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS), ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF PANGAEA’S FINANCIAL RESULTS AND DATA CONTAINED IN THE EXHIBIT HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X AND AS A RESULT MAY FLUCTUATE MATERIALLY DEPENDING ON MANY FACTORS. ACCORDINGLY, SUCH RESULTS AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN QUARTET’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND HOLDCO’S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K AND TO REGISTER THE SHARES TO BE ISSUED TO QUARTET SECURITYHOLDERS IN CONNECTION THEREWITH.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of QUARTET, holdco or PANGAEA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. PANGAEA’S ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, QUARTET’S AND PANGAEA’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH PANGAEA IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN QUARTET’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING QUARTET AND PANGAEA, THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K OR OTHER MATTERS AND ATTRIBUTABLE TO QUARTET AND PANGAEA OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER QUARTET, HOLDCO NOR PANGAEA UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 7.01	Regulation FD Disclosure.

The presentation attached as Exhibit 99.1 to this Current Report may be used by Quartet Merger Corp. for meetings with its stockholders and other interested persons in connection with its proposed business combination with Pangaea Logistics Solutions Ltd.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Investor Presentation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2014

QUARTET MERGER CORP.

By:	/s/ David Sgro
Name: David Sgro
Title: Chief Financial Officer

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157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Merger of Quartet Merger Corp. (QTET) & Pangaea Logistics Solutions Ltd. Introductory Presentation July 2014

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 The attached presentation was filed with the Securities and Exchange Commission on July 3 , 2014 as part of the Current Report on Form 8 - K filed by Quartet Merger Corp . (“Quartet”) . Quartet is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Quartet’s securities, regarding its merger with Pangaea Logistics Solutions Ltd . (“Pangaea” or the “Company”) . The attached presentation will be distributed to attendees of these presentations . Jefferies LLC is the lead advisor in connection with the merger and will receive a fee in connection therewith . In addition, EarlyBirdCapital , Inc . (“EBC”) acted as managing underwriter of Quartet’s initial public offering (“IPO”) and as Quartet’s investment banker and will receive a fee upon consummation of the merger . Quartet and its directors and executives officers, and Jefferies LLC and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Quartet’s stockholders to be held to approve the merger . STOCKHOLDERS OF QUARTET AND OTHER INTERESTED PERSONS ARE ADVISED TO READ QUARTET’S PRELIMINARY JOINT PROXY STATEMENT/REGISTRATION STATEMENT, AND WHEN AVAILABLE, DEFINTIVE JOINT PROXY STATEMENT/REGISTRATION STATEMENT (“PROXY STATEMENT”) WHICH WILL CONTAIN IMPORTANT INFORMATION , INCLUDING INFORMATION ON THE SECURITY HOLDINGS OF QUARTET’S OFFICERS AND DIRECTORS AND THE INTERESTS OF SUCH PERSONS AND OF JEFFERIES LLC AND EBC IN THE SUCCESSFUL CONSUMMATION OF THE MERGER . Such persons may also read Quartet’s F inal Prospectus, dated October 29 , 2013 , and Quartet’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2013 for additional information . The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the merger . Stockholders will also be able to obtain a copy of the preliminary Proxy Statement and definitive Proxy Statement, once available, without charge, by directing a request to : Quartet Merger Corp . , 777 Third Avenue, 37 th Floor, New York, New York 10017 . The preliminary Proxy Statement and definitive Proxy Statement, once available, and Final Prospectus and Form 10 - K can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http : //www . sec . gov) . Important Disclosures

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Safe Harbor This presentation includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding future financial performance, future growth and future acquisitions . These statements are based on Pangaea’s and Quartet’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business . These risks, uncertainties and contingencies include : business conditions ; weather and natural disasters ; changing interpretations of GAAP ; outcomes of government reviews ; inquiries and investigations and related litigation ; continued compliance with government regulations ; legislation or regulatory environments ; requirements or changes adversely affecting the business in which Pangaea is engaged ; fluctuations in customer demand ; management of rapid growth ; intensity of competition from other providers of logistics and shipping services ; general economic conditions ; geopolitical events and regulatory changes ; the possibility that the merger does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions ; and other factors set forth in Quartet’s filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S - X and as a result such information may fluctuate materially depending on many factors . Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results . Neither Quartet nor Pangaea is under any obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise .

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Investment Highlights: Pangaea Logistics Solutions Ltd. (“Pangaea”) Strong & Profitable Growth Proven Industry Leader Aligned Interests Attractive Valuation Defensible Pillars of Profitability Value - added backhaul specialization Dominance of ice - class 1A dry bulk segment Embedded, loyal customer base “Asset - right” strategy Consistent, acyclical growth: 4x+ Net Income growth (‘11 - ’13) Return on Equity of 19.5% (3 - year average) Tax - efficient structure results in minimal income taxes Management owns ~60% before merger Management will roll 100% of its equity in the merger Intends to pay an annual cash dividend of 10 cents per share More than 30% discount to comparable company P/E (Based on 2014 & 2015 Net Income Earnout Target) Global provider of comprehensive maritime logistics solutions 18 years of continuous market leadership JVs with world - class companies 1

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Diversified, Blue - Chip Client Base  Our clients are world - class, diversified, & loyal ─ Repeat clients ( 3 or more years in the past 4 years) are 59% of our shipping days ─ Our top 10 clients represent 42% of our revenue during 2013 ─ No cargo accounts for more than 14% of our traffic for 2013 2

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Pangaea’s Team  5 offices with 69 professionals, including 11 nationalities  18 years of operations: origins in grain fronthaul & pig iron backhaul  Management team (10 members) possesses combined 250+ years of experience  Operates fleet of 45 - 60 vessels (from handy to panamax )  Carriage of over 19.5m DWT of cargo in 2013 to more than 190 ports Headquarters 22 employees United States 5 employees Brazil Nordic Bulk Carriers 14 employees Denmark 25 employees Greece 3 employees Singapore 3

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Defensible Pillars of Profitability  Execution specialization :  Material cost savings & enhanced profit through granular operating knowledge  Secured & defended by 250+ years of expertise & embedded relationships  Backhaul specialization :  Generating profit from a cost center  Secured & defended by reputation, long - term contracts & repeat customers  Fleet utilization: effectively 100% (de minimis days without revenue )  Days laden: ~90%  Ice - class specialization :  Capturing profit from limited supply & lower costs  Secured & defended by technical expertise & ownership of specialized fleet  Own & operate 20 % of the world’s 1A ice - class dry tonnage  Broader logistics solutions :  Design & implement loading & discharge systems in critical ports  Expand markets & improve business terms for customers 4

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Backhaul Specialization: Generating Profit from a Cost Center 5 Europe Brazil Canada Fronthaul Trip Revenue ($17/t) Positioning Revenue 870,000 430,000 Bunkers & Port Costs Vessel Hire (35 days) (340,000) (350,000) Voyage Result 610,000 Typical Operator: Ballast Revenue 0 Bunkers Vessel Hire (13 days) (240,000) (130,000) Voyage Result (370,000) Typical Operator Voyage Result = $240,000 Pangaea Logistics Solutions: Ballast Revenue 0 Bunkers Vessel Hire (8 days) (150,000) (80,000) Voyage Result (230,000) Pangaea Logistics Solutions: Backhaul Trip Revenue ($18/t) 900,000 Bunkers & Port Costs Vessel Hire (28 days) (230,000) (280,000) Voyage Result 390,000 Difference = $530,000 PLS Voyage Result = $770,000 The Profitability of Backhaul: Schematic Illustration This schematic illustration simplifies and summarizes three example voyages. Although the illustration is based on assumptions co nsi stent with recent markets, they do not include all costs, including material costs such as port disbursements, lubricants, or broker commissions. There is no guarantee that the compa ny or its competitors has or will achieve results equal to those set out above. Actual results are subject to market rates for the carriage of cargos, bunker prices, hire costs, weather, port c ong estion and other factors affecting transoceanic shipping .

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Backhaul Specialization: Generating Profit from a Cost Center The Profitability of Backhaul: Schematic Illustration 6 China Brazil Fronthaul Trip Revenue ($28/t) Positioning Revenue 2,000,000 500,000 Bunkers & Port Costs Vessel Hire (55 days) (900,000) (550,000) Voyage Result 1,100,000 Typical Operator: Ballast Revenue 0 Bunkers Vessel Hire (30 days) (800,000) (300,000) Voyage Result (1,100,000) Typical Operator Voyage Result = $0 Pangaea Logistics Solutions: Backhaul Trip Revenue ($19/t) 1,350,000 Bunkers & Port Costs Vessel Hire (55 days) (900,000) (550,000) Voyage Result (100,000) Difference = $1,000,000 PLS Voyage Result = $1,000,000 This schematic illustration simplifies and summarizes three example voyages. Although the illustration is based on assumptions co nsi stent with recent markets, they do not include all costs, including material costs such as port disbursements, lubricants, or broker commissions. There is no guarantee that the compa ny or its competitors has or will achieve results equal to those set out above. Actual results are subject to market rates for the carriage of cargos, bunker prices, hire costs, weather, port c ong estion and other factors affecting transoceanic shipping .

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Backhaul Specialization: A Source of Profitability & Stability  Deep client relationships & proven reputation drive our backhaul practice:  Majority of backhaul days for repeat, longstanding customers  Majority of backhaul days derived from Contracts of Affreightment (“CoA”s)  30% of backhaul days derived from new routes we created for customers  Backhaul business is secured on expertise, not price  High - quality, long - term COAs provide visibility:  10 - year CoA for bauxite from Caribbean to US  6 - year CoA for limestone from Canada to Brazil  3 - 5 year CoA for alumina from Brazil to Canada  2 - 3 year CoA for cement clinker from China to Brazil  1 - 2 year CoA for pig iron from Brazil to US  1 - year CoA for dolomite from Canada to Venezuela 7

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Defensible Pillars of Profitability  World - class execution :  Material cost savings & enhanced profit through granular operating knowledge  Secured & defended by 250+ years of expertise & embedded relationships  Backhaul specialization :  Generating profit from a cost center  Secured & defended by reputation, long - term contracts & repeat customers  Fleet utilization: effectively 100% (de minimis days without revenue )  Days laden: ~90%  Ice - class specialization :  Capturing profit from limited supply & lower costs  Secured & defended by technical expertise & ownership of specialized fleet  Own & operate 20 % of the world’s 1A ice - class dry tonnage  Broader logistics solutions :  Design & implement loading & discharge systems in critical ports  Expand markets & improve business terms for customers 8

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217  A very attractive, low - competition, premium - rate trade  Northern routes in winter: minimal choices for service at ice - bound ports  Polar routes in summer: far more efficient routes improve profits significantly ─ Dramatically reduce time & fuel requirements ─ Significantly increase cargo capacity ─ All with notably lower CO 2 emissions  We pioneered these routes:  First non - Russian dry bulk vessel to transit the Northern Sea Route  First dry bulk vessel to transit the Northwest Passage  We dominate the 1A ice - class dry bulk ocean - going trade :  Only 0.3% of all dry tonnage in the world is rated “1A ice - class”  We expect to own a majority of the world’s 1A Panamax fleet for the foreseeable future Ice - Class Specialization: Premium Rates Generate Superior Profits We own & control 20% of the world’s 1A ice - class dry tonnage 9

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Ice - Class Specialization: Premium Rates Generate Superior Profits 10

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Panamax 1-Yr Timecharter Rate Pangaea Ice Class Average Panamax Average Ice - Class Specialization: Premium Rates Generate Superior Profits Our Ice - Class Average TCE = $16,632 / day Panamax Average = $9,454 / day +76% Premium Our ice - class fleet generated 76% higher revenues than conventional vessels Year - Round Demand Advantages plus Limited Supply 11 Source: Company data, Clarksons

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Ice - Class Specialization: The View from the Bridge NSR to FE Via Suez to FE Murmansk Kirkenes 12

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 A Global Leader in Maritime Logistics  A preferred partner :  Selected by customers to transport mission - critical cargos  Favored counterparty for banks & stressed owners  Adviser to the European Commission on Arctic maritime issues  An innovator :  Designer of value - creating solutions in ports & operations  Early implementer of engine efficiency & vessel maintenance enhancements  Pioneer of the Northern Sea Route and modern Northwest Passage  A recognized leader :  Leading backhaul operator in North America  Leading hard ice route operator globally  Carriage of over 19.5m DWT of cargo in 2013 to more than 190 ports  Owner & operator of Nordic Odyssey – 2013 “Ship of the Year” award winner  Operates fleet of 45 - 60 handy, handymax , supramax , and panamax vessels 13

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Selected Consolidated Financial Data 14 (U.S dollars in thousands) 2014 2013 2013 2012 2011 Income Statement Data: Revenue 114,212$ 95,135$ 392,471$ 387,058$ 409,644$ Direct operating expenses 99,024 83,126 349,873 349,206 389,621 Gross profit 15,188 12,009 42,598 37,852 20,023 Selling, general, and administrative expense 2,576 3,091 11,599 11,028 7,244 Depreciation and amortization 2,552 2,373 9,615 7,180 5,197 Loss of vessel sale - - - - 1,096 Income from operations 10,060 6,545 21,384 19,644 6,485 Interest and other expense, net (2,403) (1,118) (5,869) (3,731) (2,636) Income attributable to non-controlling interests (1,064) (832) (62) (2,059) (83) Net income attributable to Pangaea 6,593$ 4,595$ 15,452$ 13,854$ 3,766$ Balance Sheet Data: Cash 23,365$ 21,793$ 18,928$ 19,696$ 18,738$ Total assets 322,750 272,084 330,373 231,137 126,556 Total third party debt (current and long-term) 111,668 89,850 102,368 84,876 31,963 As of and for the three months ended March 31, (Figures derived from unaudited statements) As of and for the years ended December 31, (Figures derived from audited statements)

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Conclusion: Long - term Competitive Advantages  Enhanced utilization & profitability through strategic backhaul & triangulation  Expertise in niche markets & less commoditized routes (particularly ice routes )  Consistent, acyclical growth : 4x+ Net Income growth (‘11 - ’13)  Strong relationships with major industrial customers  In - house commercial & technical management capability  Experienced management team  Strong alignment & transparency 15

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendices  Appendix I: Introduction to Pangaea  Appendix II: Carrying Commodities is N ot a Commodity Business  Appendix III: Business Strategy  Appendix IV: Competition & Environment  Appendix V: Comparable Companies Analysis  Appendix VI : Transaction Summary  Appendix VII : Senior Management  Appendix VIII: Unaudited Historical Combined Financial Information  Appendix IX: A World - Class, Purpose - Driven Fleet 16

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217  An established, growth - oriented global logistics company focused on providing seaborne dry bulk transportation services  Headquartered in Newport, Rhode Island with offices in Copenhagen, Athens, Rio de Janeiro, & Singapore  Serves a broad base of industrial customers who require the transportation of a wide variety of dry bulk cargoes  Comprehensive services: cargo loading & discharge, vessel chartering, voyage planning, & technical vessel management  Develops customized shipping routes, creating value for its customers  First non - Russian vessel operator to carry dry bulk cargoes from Europe to Asia via the Northern Sea Route  First vessel operator to carry dry bulk cargo from the West Coast of Canada to Europe via the Northwest Passage  Experience in carrying a wide range of cargoes, pioneering new routes, & serving less common ports increases the Company’s opportunities to secure higher margins than in more commoditized cargoes & routes  Such specialized dry bulk transportation logistics services together with our long - term commercial & contractual relationships makes the Company less vulnerable to industrial & economic cycles  The Company employs a mix of owned & chartered - in vessels to transport cargoes around the world  The Company believes a combination of owned & chartered - in vessels help to more efficiently match customer demand than with an entirely owned fleet or an entirely chartered - in fleet Appendix I: Introduction to Pangaea 17

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Leading Provider of Comprehensive Maritime Transportation Solutions  Our services are broad & deep . For our clients :  We improve transportation operations  We design loading & discharge systems in critical ports  We optimize their scheduling & delivery terms  We develop port capacities through new processes & services  We provide a full - service program underpinned by deep expertise : Vessel Management Charter Operations 18 Appendix I: Introduction to Pangaea

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 In 2013, Pangaea carried more than 19.5 million DWT of cargo, serving more than 190 ports around the globe Market Opportunity Created by Deep Relationships 19 Appendix I: Introduction to Pangaea

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217  Diversified: No cargo accounts for more than 14% of Pangaea’s traffic Cargo by Days, 2013 Iron Ore 14% Bauxite 11% Coal 9% Clinker 8% Limestone 8% Pig Iron 7% HBI 7% Alumina 6% Manganese Ore 4% Other 26% 20 Appendix I: Introduction to Pangaea

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix II: Carrying Commodities is Not a Commodity Business  Our clients recognize service & quality  Load & discharge our cargos on schedule  Deploy high quality vessels to avoid delays & damage  We solve specialized problems ─ Insufficient pilotage: created a local pilot association ─ High local fuel costs: modified vessels to transport diesel ─ Delivery risks: reworked clients’ practices to optimize delivery terms ─ Insufficient draft: dredging the berth to maximize cargo capacity  Hard - won reputation for service & quality drives backhaul business 21

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix II: Carrying Commodities is Not a Commodity Business  Efficient execution maximizes our revenues & minimizes expenses  Loading & discharge of vessels ─ Good vessel preparation ─ Specialized techniques ─ Parceling  Efficiencies en route ─ Employ various optimization strategies ─ Low - capex engine modifications ─ Innovative cleaning systems  Vessel selection is key 22

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix III: Business Strategy  Focus on increasing strategic COAs  Expand market leadership in niche ice routes by increasing owned fleet of ice - class vessels  Plan to increase owned fleet from 14 to 20 vessels by the end of 2016, including four Ice - Class 1A Panamax newbuildings (2014 - 2015 delivery) & two Ice - Class 1C Ultramax newbuildings (2016 delivery)  Expand operations in Southeast Asia & the Middle East  Opened an office in Singapore in 2013  Increase backhaul focus & fleet efficiency  Minimize ballast (non - revenue) legs & capture the benefits of well positioned vessels & ballast bonuses  Maintain moderate balance sheet leverage  Focus on short - term charters to minimize market risk  Nearly all vessels are chartered in for terms of less than 9 months 23

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Growth Drivers  Routes beget routes :  Customer - led route expansions lead to new backhaul opportunities  Special services increase volumes :  Creating value for our clients embeds us in their businesses processes  Helping our customers to grow expands our own business  Expertise extends advantages :  Operating leadership in special cargos & routes (e.g., Baltic ice)  Operator of choice for established & new customers  Innovation expands margins :  First - mover advantage ─ Our pioneering routes, methods, & businesses earn premium rates  Innovations stem from experience & focus on customers’ business 24 Appendix III: Business Strategy

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix IV: Competition & Environment 25  Limited Competition :  Market has centered on a small set of reliable, established operators  Entry requires: ─ Trust of vessel owners ─ Trust of customers ─ Proven skills & reliability ─ Financial stability  A low rate environment :  Punishes inefficient & speculative operators ─ High standards & operating skills are critical ─ Pangaea’s “asset right” strategy & focus on short term charter contracts are a significant advantage in challenging environments  All newbuildings are being purchased through 33% to 50% owned joint ventures  Rewards careful & skilled operators ─ Experience informs rate discipline ─ Pangaea’s deep customer relationships are a key to successful growth ─ Pangaea’s margins are enhanced through logistics focus (i.e. backhaul & route triangulation) enviro Competition Environment

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix V: Comparable Companies Analysis 26 (1) Data as of June 17, 2014. Revenue and EPS Estimates from CapitalIQ. (2) P/E multiples adjusted for excess cash. Comparable Companies ($ in Millions Except for Per Share Data) Company Name Stock Price Market Cap. Enterprise Value Revenue Net Income ROE Net Profit Margin Price/Net Income Revenue EPS P/E Revenue EPS P/E Expeditors Intl. of Washington (EXPD) $44.34 $8,752.7 $7,535.2 $6,080.3 $348.5 17.0% 5.7% 21.6x $6,415.4 $1.87 20.4x $6,842.5 $2.10 18.2x Forward Air Corp. (FWRD) $44.89 $1,400.6 $1,361.4 $625.9 $53.8 12.9% 8.6% 25.3x $775.5 $2.12 20.6x $843.0 $2.47 17.7x Hub Group Inc. (HUBG) $48.32 $1,807.2 $1,784.7 $3,373.9 $65.8 12.1% 2.0% 27.1x $3,649.6 $2.03 23.5x $3,912.1 $2.42 19.7x CH Robinson Worldwide Inc. (CHRW) $62.24 $9,236.4 $10,003.6 $12,752.1 $415.9 34.0% 3.3% 22.2x $13,482.1 $2.85 21.8x $14,356.7 $3.14 19.8x UTi Worldwide Inc. (UTIW) $9.59 $1,010.8 $1,553.7 $4,440.9 -$76.7 -9.3% -1.7% na $4,471.3 $0.08 119.9x $4,641.5 $0.48 20.0x XPO Logistics, Inc. (XPO) $27.52 $1,444.8 $1,445.3 $702.3 -$48.5 -13.8% -6.9% na $2,126.5 -$0.77 na $3,510.6 $0.44 62.5x Echo Global Logistics, Inc. (ECHO) $18.10 $425.4 $382.8 $884.2 $13.7 8.9% 1.5% 27.9x $1,106.5 $0.73 22.3x $1,288.6 $0.96 17.0x Diana Shipping Inc. (DSX) $12.19 $1,016.6 $1,078.4 $164.0 -$21.2 -1.7% -12.9% na $176.1 -$0.26 na $244.4 $0.46 26.5x Summary Statistics Stock Price Market Cap. Enterprise Value Revenue Net Income ROE Net Profit Margin Price/Net Income Revenue EPS P/E Revenue EPS P/E High $62.24 $9,236.4 $10,003.6 $12,752.1 $415.9 34.0% 8.6% 27.9x $13,482.1 $2.85 119.9x $14,356.7 $3.14 62.5x Low $9.59 $425.4 $382.8 $164.0 -$76.7 -13.8% -12.9% 21.6x $176.1 -$0.77 20.4x $244.4 $0.44 17.0x Mean $33.40 $3,136.8 $3,143.1 $3,627.9 $93.9 7.5% -0.1% 24.8x $4,025.4 $1.08 38.1x $4,454.9 $1.56 25.2x Median $35.93 $1,422.7 $1,499.5 $2,129.0 $33.8 10.5% 1.7% 25.3x $2,888.0 $1.30 22.1x $3,711.4 $1.53 19.8x Estimated 2014 Estimated 2015 Estimated 2015Estimated 2014Fiscal Year 2013 Fiscal Year 2013

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix V: Comparable Companies Analysis (1) See footnotes on page 29 with regard to the calculation of Pangaea’s P/E multiples for 2014 & 2015 and footnotes on page 26 for the calculation of comparable company P/E multiples. P/E Comparison 2014 P/E Comparison 2015 27 70.7x Median – 22.1x Median – 19.8x

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217  At Closing, (i) Quartet will merge with and into a newly formed entity (“Holdco”), with Holdco surviving and becoming the new pu blic company and (ii) a newly formed subsidiary of Holdco (“Merger Sub”) will merge with and into Pangaea, with Pangaea surviving and becoming Ho ldco’s wholly - owned subsidiary  At Closing, Pangaea’s shareholders will receive $300 million of Holdco common stock & cash  Cash component will range from $0 - $10 million at the option of Pangaea Shareholders  Over the next 3 years, Pangaea’s shareholders may receive up to an additional $ 75 million in common stock ( valued at $10.20 per share) if the following net income targets are met :  Quartet’s founders and Pangaea shareholders are subject to lockup provisions (12 months with 50% subject to potential early release)  Pangaea’s current shareholders will nominate 6 of 8 Board members & Quartet will nominate 2 of 8 Board members  A portion of Quartet founder shares subject to transfer to Pangaea shareholders based on shareholder redemptions in excess of 15%  Pangaea’s motivation to merge:  Ability to accelerate growth as a public company  Access to capital & public currency for acquisitions  Elevate profile within the industry Appendix VI: Transaction Summary 28 Contingent Payment Schedule Net Income Target Contingent Value 1 Contingent Shares 1 Pangaea's Ownership 2 Fiscal Year Ending December 31, 2014 $27,300,000 $35,000,000 3,431,373 70.5% Fiscal Year Ending December 31, 2015 $34,000,000 $20,000,000 1,960,784 71.7% Fiscal Year Ending December 31, 2016 $41,000,000 $20,000,000 1,960,784 72.8% Cumulative Net Income Target 3 $102,300,000 $75,000,000 7,352,941 72.8% Note: 1 Contingent payment will be made in shares of Holdco Common Stock (valued at $10.20 per share). 2 Hypothetical ownership assuming that no Quartet shareholder redeems and each contingent payment is earned. 3 If the cumulative net income target is met by the end of fiscal 2015, all three contingent payments will be deemed earned.

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Pangaea Implied Valuation (1)(2) Transaction Structure Appendix VI: Transaction Summary 29  Implies a Fully Diluted Equity Value to 2014 Net Income multiple of 14.0x  Implies a Fully Diluted Equity Value to 2015 Net Income multiple of 11.9x  Implied valuation multiples reflect a significant discount from publicly traded logistics companies (3) (1) Assumes $10.20 share price and full achievement of earnouts for each period presented. (2) 2014 - 2016 Net Income Targets as set forth in the Earnout Provision. Market Capitalization for the calculation of P/E multiples is adjusted for Quartet's net cash after expenses. (3) See appendix for comparable company analysis. Fully Diluted Equity Value at Closing Quartet Public Shares 9,660,000 Quartet Insider Shares 2,415,000 Quartet Private Placement Shares 608,125 Shares Underlying Rights 1,026,813 Shares Issued to Pangaea 29,411,765 Shares Outstanding at Closing 43,121,703 Trust Value Per Share $10.20 Value of Common Equity at Trust Value $439,841,368 Pangaea 2014 2015 2016 Equity Value $474,841,368 $494,841,368 $514,841,368 Less: Quartet Cash (2) $91,500,000 $91,500,000 $91,500,000 Adjusted Equity Value $383,341,368 $403,341,368 $423,341,368 Net Income Targets (2) $27,300,000 $34,000,000 $41,000,000 Diluted Shares 46,553,075 48,513,860 50,474,644 Pangaea P/E (2) 14.0x 11.9x 10.3x Peer Group P/E (2) 22.1x 19.8x NA

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Years Experience 36 + Edward Coll Chief Executive Officer • Co - founded Bulk Partners Ltd . , the predecessor company to Pangaea, in 1996 • President of Commodity Ocean Transport Corp (1989 - 1996) • Continental Grain Company (1979 - 1989) • Elected member of the American Bureau of Shipping • Master's degree in international business from Pace University • B.S. in nautical science from the US Merchant Marine Academy at Kings Point Anthony Laura Chief Financial Officer • Co - founded Bulk Partners Ltd . , the predecessor company to Pangaea, in 1996 • CFO of Commodity Ocean Transport Corp (1987 - 1996) • Navinvest Marine Services (1986 - 1996) • Stuart Becker & Company, an accountancy & consulting firm • Graduated from Fordham University in 1975 29 + Claus Boggild President (Brazil) • Co - founded Bulk Partners Ltd . , the predecessor company to Pangaea, in 1996 • President of Commodity Ocean Transport Corp • Director of Chartering & Operations, Korf Group • Partner at Trasafra Ltd . • Diploma in International Maritime Law 36 + Appendix VII: Senior Management 30

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix VIII: Unaudited Historical Combined Financial Information 31 As of and for the years ended December 31, 2013 2012 2011 2010 2009 Income Statement Data: Total revenue $ 392,471 $ 387,058 $ 409,644 $ 446,225 $ 132,086 Historic Adjusted EBITDA (1) 31,034 26,824 15,358 9,964 6,959 Balance Sheet Data: Cash $ 18,928 $ 19,696 $ 18,738 $ 15,083 $ 12,883 Total assets 330,373 231,137 126,556 95,685 67,074 Total third - party debt (current and long - term) 102,368 84,876 31,963 14,320 12,250 Total preferred equity and shareholders’ equity 117,874 73,112 34,674 30,758 22,552 See Important Disclosures for Unaudited Historical Combined Financial Information Selected Unaudited Historical Combined Financial Information — Pangaea (in thousands)

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Upon the request of potential investors, Quartet is providing the selected unaudited historical combined financial information . Additional information is available upon request from Quartet . The information contained in the Unaudited Historical Combined Financial Information set out in this presentation has not been audited or reviewed by an independent registered public accounting firm . Balance Sheet Data : Pangaea’s balance sheet data as of December 31 , 2013 , December 31 , 2012 and December 31 , 2011 are derived from Pangaea’s audited consolidated financial statements . Pangaea’s balance sheet data as of December 31 , 2010 and December 31 , 2009 are derived from Pangaea’s unaudited consolidated financial statements and the unaudited results from its predecessor company . Income Statement Data : Pangaea’s income statement data for the years ended December 31 , 2013 and December 31 , 2012 are derived from Pangaea’s audited consolidated financial statements . Pangaea’s unaudited income statement data for years ended December 31 , 2011 , December 31 , 2010 and December 31 , 2009 combine the unaudited historical consolidated statements of income of Pangaea and the unaudited results from its predecessor company for the years ended December 31 , 2011 , December 31 , 2010 , and December 31 , 2009 , respectively . These historical combined income statements do not give effect to the mergers . Because, prior to the mergers, Pangaea and its predecessor company were not subject to the accounting rules applicable to publicly traded companies, the basis of presentation for the historical combined financial information is different from the basis used for the audited financial statements of Pangaea . The unaudited historical combined income statement data for 2011 is distinct from the audited consolidated financial information of Pangaea and the unaudited pro forma condensed combined financial information combining Pangaea and Quartet . Disclosures for Unaudited Historical Combined Financial Information Appendix VIII: Unaudited Historical Combined Financial Information 32

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 (1) Historic Adjusted EBITDA represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non - operating income and/or expense, if any, and after net gain from cargo cancellation settlements, and arbitration or litigation awards arising in prior periods for Pangaea or its predecessor company . Such net gains are accrued upon receipt of third party determination of the likely proceeds and positive prospects of success . Historic Adjusted EBITDA is provided because it was requested by certain investors . Historic Adjusted EBITDA is not an item recognized by the generally accepted accounting principles in the United States of America, or U . S . GAAP, and should not be considered as an alternative to net income, operating income, or any other indicator of a company’s operating performance required by U . S . GAAP . Pangaea’s definition of Historic Adjusted EBITDA used here may not be comparable to the definition of EBITDA used by other companies . A reconciliation of income from operations to Historic Adjusted EBITDA is as follows : For the years ended December 31, 2013 2012 2011 2010 2009 (in thousands) Income from operations $ 21,384 $ 19,644 $ 6,485 $ 6,779 $ (1,829) Depreciation & amortization 9,615 7,180 5,197 3,518 148 Recovery of receivables, net 35 0 3,676 (332) 8,640 Historic Adjusted EBITDA $ 31,034 $ 26,824 $ 15,358 $ 9,964 $ 6,959 Disclosures for Unaudited Historical Combined Financial Information Appendix VIII: Unaudited Historical Combined Financial Information 33

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217 Appendix IX: A World - Class, Purpose - Driven Fleet  “ Our business is growing, so we expand our fleet ”  Not “we expand our fleet in an effort to grow our business”  Typically we operate 45 - 60 vessels  35 - 45 chartered in on a short - term basis  20 owned (14 on the water ), all but one, Japanese & Korean built ─ 10 Panamaxes ─ 6 Supramaxes ─ 4 Handysizes  Each vessel selected for specific employment ─ 1A on ice routes ─ Older tonnage on shuttle service ─ Other vessels matched to cargo & port requirements 34

157 27 26 110 162 210 4 112 173 177 175 174 191 214 235 217 217 217  We acquired high quality Japanese & Korean built vessels at historically low prices  Opportunistic investment program  Our low ownership costs create long - term cost advantages Historic Prices vs. Vessel Acquisitions 35 Source: Company data, Clarksons 15.0 25.0 35.0 45.0 55.0 65.0 75.0 85.0 95.0 Sep-07 Mar-08 Sep-08 Mar-09 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 (USD millions) 5-Year Old Panamax 5-Year Old Supramax 7 1 2 3 4 6 5 8 9 13 12 14 11 10 18 16 17 19 20 1 – Panamax ( Sumitomo) 2 – Panamax ( Tsuneishi) 3 – Panamax ( Mitsubishi) 4 – Panamax ( Sumitomo) 5 – Supramax (Shin Kurushima Toyohashi) 6 – Panamax 1A (Oshima) 7 – Panamax 1A (Oshima) 8 – Supramax ( Tsuneishi) 9 – Supramax (Oshima) 10 – Panamax 1A (Oshima) 11 – Panamax 1A (Oshima) 12 – Panamax 1A (Oshima) 13 – Handysize ( Hindustan) 14 – Handymax (Sanoyas Hishino Meisho) 15 – Supramax (Shin Kurushima Toyohashi) 16 – Panamax 1A (Oshima) 17 – Supramax 1A/C (Oshima) 18 – Supramax 1A/C (Oshima) 19 – Handymax 1A (Daewoo) 20 – Handymax 1A (Daewoo) 15 4 Appendix IX: A World - Class, Purpose - Driven Fleet